EXHIBIT 99.1

A10 Networks Reports Third Quarter 2019 Financial Results and Fourth Quarter Outlook
Third Quarter Revenue Grew 7% Sequentially, Above Midpoint of Prior Guidance
Expects Fourth Quarter Sequential Revenue Growth of 8% at Midpoint of Range

SAN JOSE, Calif., October 29, 2019 -- A10 Networks (NYSE: ATEN), a leading provider of intelligent and automated cybersecurity solutions, today announced financial results for its third quarter ended September 30, 2019.

Third Quarter 2019 Financial Summary

•	Revenue of $52.8 million, up 7 percent compared with $49.2 million in second quarter 2019

•	GAAP gross margin of 77.4 percent, non-GAAP gross margin of 78.1 percent

•	GAAP operating expenses of $40.7 million, non-GAAP operating expenses of $39.4 million

•	GAAP net income of $0.2 million, or $0.00 per basic and diluted share, non-GAAP net income of $1.8 million, or $0.02 per basic and diluted share

•	Adjusted EBITDA of $4.0 million, compared with $1.3 million in second quarter 2019

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“We delivered results in the third quarter that were in-line to above our most recent guidance. Our revenue increased 7% sequentially, and we were pleased with improving demand from our service provider vertical, which grew 36% versus the prior quarter. We also saw continued strength in 5G security in South Korea, Japan, and the Middle East.” said Lee Chen, president and chief executive officer of A10 Networks. “We are optimistic as we look to the fourth quarter and beyond, due to improving demand signals from several key North America accounts, expanded 5G security infrastructure deployments on the part of service providers across the globe, an ongoing positive mix shift toward more recurring maintenance and subscription revenue, and the fact that the company is laser-focused on making progress to accelerate operating income.”

Fourth Quarter 2019 Business Outlook (+)
For the fourth quarter of 2019, the company currently expects:

•	Revenue in the range of $55 million to $59 million, representing 8 percent sequential growth at the midpoint

•	Non-GAAP gross margin in the range of 76 percent to 78 percent

•	Non-GAAP operating expenses in the range of $39 million to $40 million, excluding anticipated charges for severance and restructuring of approximately $2 million

•	Adjusted EBITDA in the range of $5.4 million to $8.2 million

•	Non-GAAP earnings per share in the range of $0.04 to $0.08 using approximately 80 million basic and diluted shares

(+) Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures.

Company Update

Review of strategic alternatives by Strategy Committee of the Board
The Strategy Committee continues to evaluate opportunities to maximize shareholder value.

Search Committee of the Board directed at supporting CEO succession
The Search Committee continues to evaluate CEO candidates. The Company continues to have the full commitment of current president and chief executive officer Lee Chen until the CEO role is transitioned to his successor.

Prepared Materials and Conference Call Information
A10 Networks has made available a presentation with management’s prepared remarks on its third quarter 2019 financial results. These materials are accessible from the “Investor Relations” section of the A10 Networks website at investors.a10networks.com.

A10 Networks will host a conference call today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time for analysts and investors to discuss its third quarter 2019 financial results and outlook for its fourth quarter 2019. Open to the public, investors may access the call by dialing +1-844-792-3728 or +1-412-317-5105. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the A10 Networks website at investors.a10networks.com. The webcast will be archived for a period of one year. A telephonic replay of the conference call will be available two hours after the call, will run for five business days, and may be accessed by dialing +1-877-344-7529 or +1-412-317-0088 and entering the passcode 101358845. The press release and supplemental financials will be accessible from the “Investor Relations” section of the A10 Networks website prior to the commencement of the conference call.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our pipeline; projections for our future operating results, optimism for the fourth quarter and beyond; improving demand signals in North America; accelerating operating income; an ongoing positive mix shift toward more recurring maintenance and subscription revenue; our plans to evaluate strategic alternatives; the timing of completing a search for a CEO successor and the commitment form Mr. Chen that he will remain fully committed until a successor is appointed; and our planned implementation of a reduction in force. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include execution risks related to closing key deals and improving our execution, the continued market adoption of our products, our ability to successfully anticipate market needs and opportunities, our timely development of new products and features, our ability to achieve or maintain profitability, any loss or delay of expected purchases by our largest end-customers, our ability to maintain or improve our competitive position, competitive and execution risks related to cloud-based computing trends, our ability to attract and retain new end-customers and our largest end-consumers, our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products, continued growth in markets relating to network security, the success of any future acquisitions or investments in complementary companies, products, services or technologies, the ability of our sales team to execute well, our ability to shorten our close cycles, the ability of our channel partners to sell our products, variations in product mix or geographic locations of our sales, risks associated with our presence in international markets, weaknesses or deficiencies in our internal control over financial reporting, and our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying table contain certain non-GAAP financial measures, including non-GAAP net income (loss), non-GAAP gross profit, non-GAAP operating income (loss) and EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company's management for that purpose. We define non-GAAP net income (loss) as our GAAP net income (loss) excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation. We define non-GAAP gross profit as our GAAP gross profit excluding stock-based compensation and related payroll tax. We define non-GAAP operating income (loss) as our GAAP income (loss) from operations excluding (i) stock-based compensation, and related tax, (ii) amortization expense related to acquisition and (iii) non-recurring expenses associated with the litigation settlement expense and internal investigation. We define EBITDA as our GAAP net income (loss) excluding (i) interest expense, (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense and (iv) provision for income taxes.

We have included our non-GAAP net income (loss), non-GAAP gross profit, non-GAAP operating income (loss) and EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures on a forward-looking basis is not available due to high variability and low visibility with respect to the charges which are excluded from these non-GAAP measures.

About A10 Networks
A10 Networks (NYSE: ATEN) provides Reliable Security Always™, with a range of high-performance application networking solutions that help organizations ensure that their data center applications and networks remain highly available, accelerated and secure. Founded in 2004, A10 Networks is based in San Jose, Calif., and serves customers globally with offices worldwide. For more information, visit: www.a10networks.com and @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Chris Mammone
The Blueshirt Group
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Products	$30,052	$38,265	$85,067	$105,638
Services	22,781	22,237	67,245	64,760
Total revenue	52,833	60,502	152,312	170,398
Cost of revenue:
Products	7,108	8,790	21,515	24,979
Services	4,812	4,224	13,926	13,106
Total cost of revenue	11,920	13,014	35,441	38,085
Gross profit	40,913	47,488	116,871	132,313
Operating expenses:
Sales and marketing	22,056	24,539	70,165	77,231
Research and development	15,784	15,505	46,567	49,874
General and administrative	2,854	9,012	17,311	30,464
Total operating expenses	40,694	49,056	134,043	157,569
Income (loss) from operations	219	(1,568)	(17,172)	(25,256)
Non-operating income (expense):
Interest expense	(30)	(34)	(222)	(99)
Interest and other income (expense), net	254	(131)	397	6
Total non-operating income (expense), net	224	(165)	175	(93)
Income (loss) before provision for income taxes	443	(1,733)	(16,997)	(25,349)
Provision for income taxes	270	74	873	660
Net income (loss)	$173	$(1,807)	$(17,870)	$(26,009)
Net income (loss) per share:
Basic	$—	$(0.02)	$(0.24)	$(0.36)
Diluted	$—	$(0.02)	$(0.24)	$(0.36)
Weighted-average shares used in computing net income (loss) per share:
Basic	76,618	72,707	75,611	72,550
Diluted	79,093	72,707	75,611	72,550

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

GAAP net income (loss)	$173	$(1,807)	$(17,870)	$(26,009)
Stock-based compensation and related payroll tax	3,513	2,333	12,458	13,055
Amortization expense related to acquisition	253	253	759	758
Litigation and investigation expense	(2,157)	1,531	(1,108)	9,031
Non-GAAP net income (loss)	$1,782	$2,310	$(5,761)	$(3,165)

Non-GAAP net income (loss) per share:
Basic and diluted	$0.02	$0.03	$(0.08)	$(0.04)
Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	76,618	72,707	75,611	72,550
Diluted	79,093	74,940	75,611	72,550

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except per share data)

	September 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$36,067	$40,621
Marketable securities	86,525	87,754
Accounts receivable, net of allowances of $52 and $319, respectively	45,397	53,972
Inventory	21,081	17,930
Prepaid expenses and other current assets	14,509	14,662
Total current assets	203,579	214,939
Property and equipment, net	8,846	7,262
Goodwill	1,307	1,307
Intangible assets	2,666	3,748
Other non-current assets	12,549	8,620
Total assets	$228,947	$235,876
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,488	$8,202
Accrued liabilities	20,735	25,291
Deferred revenue	59,603	63,874
Total current liabilities	85,826	97,367
Deferred revenue, non-current	38,470	34,092
Other non-current liabilities	2,483	534
Total liabilities	126,779	131,993

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 76,744 and 74,301 shares issued and outstanding, respectively	1	1
Additional paid-in-capital	391,998	376,272
Accumulated other comprehensive income (loss)	285	(144)
Accumulated deficit	(290,116)	(272,246)
Total stockholders' equity	102,168	103,883
Total liabilities and stockholders' equity	$228,947	$235,876

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(17,870)	$(26,009)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,433	6,020
Stock-based compensation	12,221	13,055
Other non-cash items	(422)	152
Changes in operating assets and liabilities:
Accounts receivable	8,735	(3,144)
Inventory	(4,222)	1,550
Prepaid expenses and other assets	468	(868)
Accounts payable	(3,172)	806
Accrued and other liabilities	(9,183)	(1,482)
Deferred revenue	107	4,219
Other	—	183
Net cash used in operating activities	(5,905)	(5,518)
Cash flows from investing activities:
Proceeds from sales of marketable securities	22,189	23,194
Proceeds from maturities of marketable securities	33,449	41,732
Purchases of marketable securities	(53,852)	(67,754)
Purchase of investment	—	(1,000)
Purchases of property and equipment	(3,939)	(2,252)
Net cash used in investing activities	(2,153)	(6,080)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	3,505	1,269
Other	(1)	(76)
Net cash provided by financing activities	3,504	1,193
Net decrease in cash and cash equivalents	(4,554)	(10,405)
Cash and cash equivalents - beginning of period	$40,621	$46,567
Cash and cash equivalents - end of period	$36,067	$36,162

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

GAAP gross profit	$40,913	$47,488	$116,871	$132,313
GAAP gross margin	77.4%	78.5%	76.7%	77.6%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	334	187	1,126	1,277
Non-GAAP gross profit	$41,247	$47,675	$117,997	$133,590
Non-GAAP gross margin	78.1%	78.8%	77.5%	78.4%

RECONCILIATION OF GAAP INCOME (LOSS) FROM OPERATIONS TO
NON-GAAP OPERATING INCOME (LOSS)
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

GAAP income (loss) from operations	$219	$(1,568)	$(17,172)	$(25,256)
GAAP operating margin	0.4%	(2.6)%	(11.3)%	(14.8)%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,513	2,333	12,458	13,055
Amortization expense related to acquisition	253	253	759	758
Litigation and investigation expense	(2,157)	1,531	(1,108)	9,031
Non-GAAP operating income (loss)	$1,828	$2,549	$(5,063)	$(2,412)
Non-GAAP operating margin	3.5%	4.2%	(3.3)%	(1.4)%

RECONCILIATION OF GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

GAAP net income (loss)	$173	$(1,807)	$(17,870)	$(26,009)
Exclude: Interest expense	30	34	222	99
Exclude: Interest income and other (income) expense, net	(254)	131	(397)	(6)
Exclude: Depreciation and amortization expense	2,451	1,917	7,433	6,020
Exclude: Provision for income tax expense	270	74	873	660
EBITDA	2,640	184	(9,564)	(19,329)
Exclude: Stock-based compensation and related payroll tax	3,513	2,333	12,458	13,055
Exclude: Litigation settlement and investigation expense	(2,157)	1,531	(1,108)	9,031
Adjusted EBITDA	$4,026	$4,213	$1,611	$2,850